     Fixed Overview Report: CSFB 2005-11 Grp 8

Summary of Loans in Statistical Calculation Pool (As of 11/25/2005 )		Range
Total Number of Loans	275
Total Outstanding Balance	$157,230,820
Average Loan Balance	$571,748	$365,420 to $ 1,497,006
Escrow Balance %	0.17%
WA Mortgage Rate	5.801%	5.125%	to	6.250%
WA Original Term (months)	359	240	to	360
WA Remaining Term (months)	355	233	to	360
WA Age (months)	3	0	to	11
WA LTV	68.29%	23.50%	to	88.00%
WA CLTV	70.95%	30.72%	to	100.00%
WA FICO	747	653	to	813
Balloon	0.00%
California North	15.85%
California South (ZIP : 90000 - 93600)	25.78%
Size (% of pool) Jumbo/Super-Jumbo	100.00%
Conforming (Size=C)	0.00%
Secured by (% of pool) 1st Liens	100.00%
2st Liens	0.00%
Prepayment Penalty (% of all loans)	17.08%

Top 10 States	Top 10 Prop	Doc Types	Purpose Codes		Occ Codes	Orig PP Term	IO Loans
CA 41.63%	SFR 75.10%	FL/AL 32.53%	P 37.83%	P	94.73%	0 82.92%	0 80.25%
OH 8.02%	PUD 19.33%	SS 3.34%	CO 33.15%	I	2.78%	36 13.35%	120 19.38%
MI 7.37%	2-4F 3.92%	NAV/NIV 30.54%	RT 28.19%	S	2.49%	6 1.71%	60 0.38%
FL 6.57%	CO 1.66%	RE 21.58%	CP 0.82%			60 0.87%
NJ 3.43%		NR 0.30%				12 0.77%
NY 3.36%		LT 10.09%				24 0.38%
AZ 2.44%		ALT 1.61%
IN 2.41%
MD 2.36%
KY 2.21%

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total	Loan		Avg	Min	Max		Net	Cutoff	Cutoff
	Sched Bal	Count	PCT	Sched Bal	Coupon	Coupon	WAC	Rate	RTerm	Season	FICO	LTV
All	157,230,820.33	275	100.00	571,748.44	5.13	6.25	5.80	5.53	355	3	747	68
orig_balance
300000.01 =< ... < 400000.01	2,666,261.99	7	1.70	380,894.57	5.63	5.88	5.80	5.55	356	4	719	68
400000.01 =< ... < 500000.01	56,322,561.73	123	35.82	457,907.01	5.13	6.13	5.79	5.52	354	3	742	69
500000.01 =< ... < 600000.01	38,288,458.90	69	24.35	554,905.20	5.25	6.13	5.81	5.53	355	3	751	69
600000.01 =< ... < 700000.01	19,923,617.80	31	12.67	642,697.35	5.50	6.25	5.86	5.59	357	3	750	68
700000.01 =< ... < 800000.01	14,245,174.92	19	9.06	749,746.05	5.38	6.00	5.75	5.48	357	3	765	69
800000.01 =< ... < 900000.01	4,384,974.01	5	2.79	876,994.80	5.88	6.00	5.90	5.64	357	3	769	63
900000.01 =< ... < 1000000.01	16,464,772.32	17	10.47	968,516.02	5.38	6.00	5.75	5.49	357	3	737	66
1000000.01 =< ... < 1250000.01	3,437,992.65	3	2.19	1,145,997.55	5.75	6.00	5.91	5.63	356	4	735	75
>= 1250000.01	1,497,006.01	1	0.95	1,497,006.01	6.00	6.00	6.00	5.70	358	2	804	50
Sched_Balance
300000.01 =< ... < 400000.01	2,666,261.99	7	1.70	380,894.57	5.63	5.88	5.80	5.55	356	4	719	68
400000.01 =< ... < 500000.01	56,322,561.73	123	35.82	457,907.01	5.13	6.13	5.79	5.52	354	3	742	69
500000.01 =< ... < 600000.01	38,288,458.90	69	24.35	554,905.20	5.25	6.13	5.81	5.53	355	3	751	69
600000.01 =< ... < 700000.01	19,923,617.80	31	12.67	642,697.35	5.50	6.25	5.86	5.59	357	3	750	68
700000.01 =< ... < 800000.01	14,245,174.92	19	9.06	749,746.05	5.38	6.00	5.75	5.48	357	3	765	69
800000.01 =< ... < 900000.01	4,384,974.01	5	2.79	876,994.80	5.88	6.00	5.90	5.64	357	3	769	63
900000.01 =< ... < 1000000.01	16,464,772.32	17	10.47	968,516.02	5.38	6.00	5.75	5.49	357	3	737	66
1000000.01 =< ... < 1250000.01	3,437,992.65	3	2.19	1,145,997.55	5.75	6.00	5.91	5.63	356	4	735	75
>= 1250000.01	1,497,006.01	1	0.95	1,497,006.01	6.00	6.00	6.00	5.70	358	2	804	50
state TOP 10
CA	65,455,719.36	113	41.63	579,254.15	5.13	6.13	5.79	5.51	357	3	755	64
Other	31,752,475.54	57	20.19	557,060.97	5.38	6.25	5.82	5.55	353	3	742	71
OH	12,617,685.34	21	8.02	600,842.16	5.50	6.00	5.78	5.53	356	4	749	71
MI	11,583,328.10	22	7.37	526,514.91	5.50	6.00	5.79	5.54	352	4	747	76
FL	10,333,936.08	19	6.57	543,891.37	5.25	6.13	5.83	5.57	356	4	731	70
NJ	5,394,048.54	10	3.43	539,404.85	5.63	6.00	5.81	5.53	358	2	746	67
NY	5,280,751.92	9	3.36	586,750.21	5.63	6.13	5.84	5.57	357	3	746	64
AZ	3,831,805.85	6	2.44	638,634.31	5.50	6.00	5.83	5.55	359	1	730	73
IN	3,795,758.91	6	2.41	632,626.49	5.63	5.75	5.73	5.48	356	4	734	77
MD	3,715,032.65	6	2.36	619,172.11	5.63	6.13	5.83	5.58	343	2	752	67
KY	3,470,278.04	6	2.21	578,379.67	5.38	6.13	5.87	5.62	356	4	733	68
Orig_LTV
0 =< ... < 50.01	13,653,316.58	22	8.68	620,605.30	5.13	6.00	5.82	5.54	353	3	773	44
50.01 =< ... < 60.01	23,943,071.58	41	15.23	583,977.36	5.38	6.13	5.78	5.52	357	3	750	56
60.01 =< ... < 70.01	46,079,863.71	78	29.31	590,767.48	5.38	6.13	5.79	5.52	357	3	747	66
70.01 =< ... < 80.01	72,214,456.61	131	45.93	551,255.39	5.25	6.25	5.81	5.55	354	3	741	78
80.01 =< ... < 90.01	1,340,111.85	3	0.85	446,703.95	5.75	6.00	5.82	5.57	357	3	773	85
Curr_Rate
5 =< ... < 5.25	497,636.82	1	0.32	497,636.82	5.13	5.13	5.13	4.88	356	4	778	47
5.25 =< ... < 5.5	7,816,848.86	14	4.97	558,346.35	5.25	5.38	5.36	5.11	357	3	751	67
5.5 =< ... < 5.75	27,690,377.32	50	17.61	553,807.55	5.50	5.63	5.60	5.35	353	3	744	68
5.75 =< ... < 6	85,414,063.56	147	54.32	581,048.05	5.75	6.00	5.82	5.55	356	3	749	67
6 =< ... < 6.25	35,163,130.49	62	22.36	567,147.27	6.00	6.13	6.02	5.73	355	3	746	71

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total	Loan		Avg	Min	Max		Net	Cutoff	Cutoff
	Sched Bal	Count	PCT	Sched Bal	Coupon	Coupon	WAC	Rate	RTerm	Season	FICO	LTV
6.25 =< ... < 6.5	648,763.28	1	0.41	648,763.28	6.25	6.25	6.25	5.95	358	2	721	79
Property_Type
2 Family	4,760,650.48	7	3.03	680,092.93	5.75	6.13	5.95	5.66	358	2	759	67
2-4 Family	474,005.77	1	0.30	474,005.77	5.75	5.75	5.75	5.50	358	2	730	43
4 Family	924,356.67	1	0.59	924,356.67	5.88	5.88	5.88	5.58	358	2	684	65
Condo	2,607,686.82	5	1.66	521,537.36	5.25	5.88	5.65	5.39	356	4	739	70
PUD	30,390,948.54	54	19.33	562,795.34	5.25	6.13	5.82	5.54	355	3	753	69
Single Family Detached	24,521,575.13	42	15.60	583,847.03	5.38	6.13	5.80	5.53	356	2	742	65
Single Family Residence	93,551,596.92	165	59.50	566,979.38	5.13	6.25	5.79	5.53	355	4	747	69
Purpose
Construction/Permanent	1,295,456.31	2	0.82	647,728.16	5.88	6.00	5.91	5.66	355	5	788	64
Purchase	59,487,476.29	102	37.83	583,210.55	5.25	6.13	5.77	5.51	357	3	752	73
Refinance - Cashout	52,125,778.64	97	33.15	537,379.16	5.13	6.25	5.83	5.55	356	3	737	66
Refinance - Rate Term	44,322,109.09	74	28.19	598,947.42	5.38	6.13	5.81	5.54	353	3	753	65
Occupancy
Investment	4,364,908.40	6	2.78	727,484.73	5.75	6.00	5.92	5.63	358	2	740	62
Primary	148,948,098.92	263	94.73	566,342.58	5.13	6.25	5.80	5.53	355	3	747	69
Secondary	3,917,813.01	6	2.49	652,968.84	5.75	6.00	5.84	5.58	356	4	755	60
Orig_Term
240 =< ... < 252	1,777,470.51	4	1.13	444,367.63	5.63	6.00	5.75	5.49	236	4	713	68
360 =< ... < 372	155,453,349.82	271	98.87	573,628.60	5.13	6.25	5.80	5.53	357	3	748	68
Doc_Type
ALT	2,538,824.21	4	1.61	634,706.05	5.75	6.00	5.92	5.63	356	4	767	74
Full	51,150,968.05	89	32.53	574,729.98	5.25	6.25	5.77	5.50	354	3	747	69
Lite Doc	15,872,030.05	28	10.09	566,858.22	5.50	6.00	5.82	5.55	357	3	737	68
No Income Verification	48,015,594.01	81	30.54	592,785.11	5.38	6.13	5.81	5.53	356	3	746	64
No Ratio	474,005.77	1	0.30	474,005.77	5.75	5.75	5.75	5.50	358	2	730	43
Reduced (partial)	33,922,559.99	62	21.58	547,138.06	5.13	6.13	5.82	5.56	356	4	756	74
Stated / Stated	5,256,838.25	10	3.34	525,683.82	5.63	6.00	5.85	5.57	358	2	739	67
Fico
650 =< ... < 700	22,433,672.64	41	14.27	547,162.75	5.38	6.13	5.80	5.53	352	3	683	70
700 =< ... < 750	48,145,172.23	88	30.62	547,104.23	5.25	6.25	5.82	5.55	356	3	725	70
750 =< ... < 800	78,083,726.41	133	49.66	587,095.69	5.13	6.00	5.79	5.52	356	3	773	67
800 =< ... < 850	8,568,249.05	13	5.45	659,096.08	5.38	6.00	5.84	5.56	357	3	806	63
Prepay_Months
0	130,377,676.67	230	82.92	566,859.46	5.25	6.25	5.81	5.55	355	3	747	69
12	1,207,268.00	2	0.77	603,634.00	5.88	6.00	5.94	5.64	358	2	734	60
24	597,186.73	1	0.38	597,186.73	5.38	5.38	5.38	5.13	357	3	701	67
36	20,985,325.70	36	13.35	582,925.71	5.13	6.13	5.74	5.47	358	2	751	66
6	2,690,306.53	3	1.71	896,768.84	5.38	6.00	5.83	5.54	358	2	740	65
60	1,373,056.70	3	0.87	457,685.57	5.50	5.63	5.59	5.34	357	3	760	66
interest_only_period
0	126,174,427.63	221	80.25	570,925.01	5.13	6.25	5.81	5.54	355	3	745	68

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Total		Loan		Avg	Min	Max		Net	Cutoff	Cutoff
Sched Bal		Count	PCT	Sched Bal	Coupon	Coupon	WAC	Rate	RTerm	Season	FICO	LTV
120	30,464,392.70	53	19.38	574,799.86	5.25	6.00	5.78	5.51	358	2	756	68
60	592,000.00	1	0.38	592,000.00	6.13	6.13	6.13	5.83	356	4	730	80

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.